                        CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we consent to the incorporation by reference of our report dated February 2, 1996, which appears in the Annual Report on Form 10-K of First Place Financial Corporation for the year ended December 31, 1997, into First Place Financial Corporation's previously filed Form S-8 Registration Statement (Number 333-46871).

                                 (signed) Chandler & Company LLP

Farmington, New Mexico
March 25, 1998









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

                        CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we consent to the incorporation by reference of our report dated February 2, 1996, which appear in the Annual Report on Form 10-K of First Place Financial Corporation for the year ended December 31, 1997, into First Place Financial Corporation's previously filed Form S-8 Registration Statement (Number 333-12837).

                                  (signed) Chandler & Company LLP

Farmington, New Mexico
March 25, 1998







                                      76